Exhibit 10.1

Execution Copy

SHAREHOLDER SUPPORT AGREEMENT

SHAREHOLDER SUPPORT AGREEMENT, dated as of August 3, 2022 (this “Agreement”), by and among INFINT Acquisition Corporation, an exempted company limited by shares incorporated under the Laws of the Cayman Islands (“INFINT”), Seamless Group Inc., an exempted company limited by shares incorporated under the Laws of the Cayman Islands (the “Company”), and the shareholders of the Company whose names appear on the signature pages of this Agreement (each, a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS, INFINT, FINTECH Merger Sub Corp., an exempted company limited by shares incorporated under the Laws of the Cayman Islands (“Merger Sub”), and the Company propose to enter into, on the date hereof, a business combination agreement (the “BCA”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the BCA) which provides, among other things, that, upon the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of INFINT; and

WHEREAS, as of the date hereof, each Shareholder owns of record the number of Company Shares set forth opposite such Shareholder’s name on Exhibit A hereto (all such Company Shares and any Company Shares of which ownership of record or the power to vote is hereafter acquired by each Shareholder prior to the termination of this Agreement being collectively referred to herein as the “Shares”).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agrees as follows:

1.       Agreement to Vote. Each Shareholder, by this Agreement, with respect to such Shareholder’s Shares, severally and not jointly, hereby agrees (and agrees to execute such documents or certificates evidencing such agreement as INFINT may reasonably request in connection therewith) to be present and vote (in each case, in person or by proxy), at any meeting of the Company Shareholders, and in any action by written consent or written resolutions of the Company Shareholders, all of such Shareholders’ Shares (a) in favor of the approval and adoption of the BCA and approval of the Merger, the other Transactions and this Agreement, (b) against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the BCA or that would reasonably be expected to result in the failure of the Transactions from being consummated and (c) in favor of any other matter reasonably necessary to the consummation of the Transactions and considered and voted upon by the Company Shareholders. Each Shareholder agrees to execute and deliver to the Company the Company Shareholder Written Consent which shall, pursuant to, and in accordance with, the BCA, be delivered by the Company to INFINT concurrently with the execution and delivery of the BCA.

2.       Transfer of Shares. Each Shareholder, severally and not jointly, agrees that such Shareholder shall not, directly or indirectly, (a) sell, assign, transfer (including by operation of law), lien, pledge, dispose of or otherwise encumber any of the Shares or otherwise agree to do any of the foregoing, (b) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Shares or (d) take any action that would make any representation or warranty of such Shareholder herein untrue or incorrect in any respect or have the effect of preventing or disabling such Shareholder from performing its obligations hereunder.

3.       Waiver of Dissenter’s Rights and Actions. Each Shareholder, severally and not jointly, hereby irrevocably and unconditionally waives any dissenters’ rights or rights of appraisal in connection with the Merger or the adoption of the Business Combination Agreement that such Shareholder may have under applicable Law, including under Section 238 of the Cayman Act, and irrevocably and unconditionally undertakes that it will not demand or exercise (or permit to be demanded or exercised) any such dissenters’ rights or rights of appraisal with respect to such Shareholder’s Shares.

4.       Binding Effect of BCA. Each Shareholder hereby acknowledges that such Shareholder has received and read the BCA and this Agreement and has had the opportunity to consult with such Shareholder’s tax and legal advisors. Each Shareholder, severally and not jointly, hereby agrees to be bound by, and comply with, Section 7.05(a) (Exclusivity) and Section 7.10 (Public Announcements) of the BCA as if such Shareholder was an original signatory to the BCA with respect to such provisions.

5.       Termination of Agreements. The Company and each Shareholder, by this Agreement, with respect to such Shareholder’s Shares, severally and not jointly, hereby agrees to terminate, subject to the occurrence of, and effective immediately prior to, the Effective Time, (i) the Shareholders’ Agreement in relation to the Company, dated as of January 25, 2019, by and among the Company and the Shareholders and (ii) if applicable to such Shareholder, any rights under any agreement providing for redemption rights, put rights, purchase rights or other similar rights not generally available to the Company Shareholders between such Shareholder and the Company.

6.       Representations and Warranties. Each Shareholder, severally and not jointly, hereby represents and warrants to INFINT as follows:

(a)       The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby do not and will not (i) conflict with or violate any Law applicable to such Shareholder, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any encumbrance on any Shares or (iv) conflict with or result in a breach of or constitute a default under any provision of such Shareholder’s governing documents, if applicable.

(b)       Such Shareholder owns exclusively, beneficially and of record and has good, valid and marketable title to the Shares set opposite such Shareholder’s name on Exhibit A, free and clear of any security interest, lien, claim, pledge, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind, other than pursuant to (i) this Agreement and (ii) applicable securities laws, and has the sole power (as currently in effect) to vote and full right, power and authority to sell, transfer and deliver such Shares, and such Shareholder does not own, directly or indirectly, any other Shares.

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(c)       Such Shareholder has the power, authority and capacity to execute, deliver and perform this Agreement and that this Agreement has been duly authorized, executed and delivered by such Shareholder.

7.       Termination. This Agreement and the obligations of the Shareholders under this Agreement shall automatically terminate upon the earliest of (a) the Effective Time and (b) the termination of the BCA in accordance with its terms. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement. Notwithstanding any termination of this Agreement, no such termination or expiration shall relieve any party hereto from liability for fraud or willful breach of this Agreement occurring prior to its termination.

8.       Miscellaneous.

(a)        All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses or set forth on the signature pages hereto (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 8(a)):

If to INFINT prior to, or on, the Closing Date, to:

INFINT Acquisition Corporation

32 Broadway, Suite 401

New York, NY 10004

Attention: Alexander Edgarov
Email: sasha@infintspac.com

with a copy to:

Greenberg Traurig, P.A.
333 SE 2nd Avenue, Suite 4400
Miami, Florida 33131
Attention: Alan I. Annex, Esq.
Email: annexa@gtlaw.com

If to INFINT after the Closing Date, to:

410 North Bridge Road
SPACES City Hall
Singapore 188726
Attention: Ronnie Hui
Email: ronnie.hui@tngfintech.com

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with a copy to:

Nelson Mullins Riley & Scarborough LLP

101 Constitution Avenue, NW, Suite 900
Washington, D.C., 20001
Attention: Andrew M. Tucker, Esq.

Email: andy.tucker@nelsonmullins.com

If to the Company:

Seamless Group Inc.

410 North Bridge Road
SPACES City Hall
Singapore 188726
Attention: Ronnie Hui
Email: ronnie.hui@tngfintech.com

with a copy to:

Nelson Mullins Riley & Scarborough LLP

101 Constitution Avenue, NW, Suite 900
Washington, D.C., 20001
Attention: Andrew M. Tucker, Esq.

Email: andy.tucker@nelsonmullins.com

If to a Shareholder, to the address or email address set forth for such Shareholder on the signature pages hereof.

(b)       If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

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(c)       (i) The words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the words “date hereof,” when used in this Agreement, shall refer to the date set forth in the Preamble; (iii) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa; (iv) the terms defined in the present tense have a comparable meaning when used in the past tense, and vice versa; (v) any references herein to a specific Section or Article shall refer, respectively, to Sections or Articles of this Agreement; (vi) references herein to any gender (including the neuter gender) includes each other gender; (vii) the word “or” shall not be exclusive; (viii) the headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof and (ix) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(d)       This Agreement is intended to create, and creates a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

(e)       This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) by any party hereto without the prior express written consent of the other parties hereto, except that INFINT may assign all or any of its rights and obligations hereunder to any affiliate of INFINT.

(f)       This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and INFINT’s permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(g)       The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and, accordingly, that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including the parties’ obligation to consummate the transactions contemplated by this Agreement) in any New York State court or Federal court of the United States of America sitting in New York City in the Borough of Manhattan without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at law or in equity as expressly permitted in this Agreement. The parties hereto hereby further waive (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

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(h)       This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement or the transactions contemplated hereby shall be heard and determined exclusively in any New York State court or Federal court of the United States of America sitting in New York City in the Borough of Manhattan. The parties hereto hereby (i) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement or the transactions contemplated hereby brought by any party hereto and (ii) agree not to commence any Action relating thereto except in the courts described above in New York, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each party hereto further agrees that notice as provided herein shall constitute sufficient service of process and the parties hereto further waive any argument that such service is insufficient. Each party hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (A) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (B) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Action in any such court is brought in an inconvenient forum, (y) the venue of such Action is improper or (z) this Agreement, the transactions contemplated hereby or the subject matter hereof, may not be enforced in or by such courts.

(i)       This Agreement may be executed and delivered (including by facsimile or portable document format (.pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(j)       Without further consideration, each party hereto shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(k)       This Agreement shall not be effective or binding upon any party hereto until after such time as the BCA is executed and delivered by INFINT, the Company and Merger Sub.

(l)       Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 8(l).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INFINT Acquisition Corporation

By:	/s/ Alexander Edgarov
Name:	Alexander Edgarov
Title:	Chief Executive Officer

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SEAMLESS GROUP INC.

By:	/s/ Ronnie Hui
Name:	Ronnie Hui
Title:	Chief Executive Officer

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

REGAL PLANET LIMITED

By:	/s/ Alex Kong
Name:	Alex Kong
Title:	Director

Address and email address for purposes of Section 8(a):

Regal Planet Limited
c/o 21/F Olympia Plaza, 255 King’s Road, North Point, Hong Kong
Attention: Mr. Kong King Ong Alexander
Email: alex@tng.asia

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PANDORA TECHNOLOGY VENTURES LIMITED

By:	/s/ Jonathan Leong
Name:	Jonathan Leong
Title:	Director

Address and email address for purposes of Section 8(a):

Pandora Technology Ventures Limited
Suites 1601-1603, Kinwick Centre, 32 Hollywood Road, Central, Hong Kong
Attention: Mr. Jonathan Zhan Hua Leong
Email: jonathan@nogle.com

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HUI SHI GLOBAL LIMITED

By:	/s/ Ronnie Hui
Name:	Ronnie Hui
Title:	Director

Address and email address for purposes of Section 8(a):

Hui Shi Global Limited
c/o Room H, 5/F Heng Tien Mansion, Horizon Gardens, Taikoo Shing, Hong Kong
Attention: Ms. Hui Chor Ling
Email: ronnie@ronniehui.com

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

WHIPHAND LIMITED

By:	/s/ Brian Cheng
Name:	Brian Cheng
Title:	Director

Address and email address for purposes of Section 8(a):

Whiphand Limited
c/o 28/F New World Tower, 18 Queen’s Road Central, Hong Kong
Attention: Ms. Yu Jiawen
Email: jiawenyu@nws.com.hk

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TRIPLE GLOBAL HOLDINGS LIMITED

By:	/s/ Benny Pang
Name:	Benny Pang
Title:	Director

Address and email address for purposes of Section 8(a):

Triple Global Holdings Limited
c/o 27/F, 100 QRC, 100 Queen’s Road Central, Central, Hong Kong
Attention: Mr. Benny Pang
Email: bennypang@hotmail.com

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GUARDSTONE TECHNOLOGY INVESTMENT COMPANY LIMITED

By:	/s/ Yu Chi Wang Jerry
Name:	Yu Chi Wang Jerry
Title:	Director

Address and email address for purposes of Section 8(a):

Guardstone Technology Investment Co. Ltd
c/o Unit 4201-05, COSCO Tower, 183 Queen’s Road Central, Hong Kong
Attention: Mr. Yu Chi Wang Jerry
Email: jerry.yu@guard-stone.com

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MOONSCOPE LIMITED

By:	/s/ Li Wing Cheong
Name:	Li Wing Cheong
Title:	Director

Address and email address for purposes of Section 8(a):

Moonscope Limited
Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands
Attention: Mr. Derek Cheng
c/o Mr. Li Wing Cheong
Email: derek.cheng@powerfinancial.com.hk

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PERSHING SQUARE MANAGEMENT LIMITED

By:	/s/ Sun Yu
Name:	Sun Yu
Title:	Director

Address and email address for purposes of Section 8(a):

Pershing Square Management Limited
Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands
Attention: Mr. Bob Chan
Email: bob.chan@kbrml.com

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NOGLE VENTURES LIMITED

By:	/s/ Jonathan Leong
Name:	Jonathan Leong
Title:	Director

Address and email address for purposes of Section 8(a):

Nogle Ventures Limited
Suites 1601-1603, Kinwick Centre, 32 Hollywood Road, Central, Hong Kong
Attention: Mr. Jonathan Zhan Hua Leong
Email: jonathan@nogle.com

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BEST LEGACY VENTURES LIMITED

By:	/s/ Yu Chi Wang Jerry
Name:	Yu Chi Wang Jerry
Title:	Director

Address and email address for purposes of Section 8(a):

Best Legacy Ventures Limited
Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands
Attention: Mr. Bob Chan
Email: bob.chan@kbrml.com

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

IKING WAY LIMITED

By:	/s/ James Cheng
Name:	James Cheng
Title:	Director

Address and email address for purposes of Section 8(a):

Iking Way Limited
c/o 7/F, Guangdong Finance Building, 88 Connaught Road West, Sheung Wan, Hong Kong
Attention: Mr. James Cheng
Email: james@cheng.name

[Signature page to Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KONG KING ONG ALEXANDER

By:	/s/ Alex Kong
Name:	Alex Kong
Title:

Address and email address for purposes of Section 8(a):

Mr. Kong King Ong Alexander
c/o 21/F Olympia Plaza, 255 King’s Road, North Point, Hong Kong
Email: alex@tng.asia

[Signature page to Shareholder Support Agreement]

EXHIBIT A

LIST OF SHAREHOLDERS

Name of Shareholder	Number of Company Shares owned